SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 24, 2003

Northern States Power Company (Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)

001-31387	41-1967505

(Commission File Number)	(IRS Employer Identification No.)

414 Nicollet Mall, Minneapolis, MN	55401

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (612) 330-5500

(Former name or former address, if changed since last report)

Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURES
EX-99.01 Press Release

Item 5. Other Events

On Sept. 24, 2003, Northern States Power Company, a Minnesota corporation, the Minnesota Department of Commerce and the Minnesota Office of the Attorney General announced that they have reached a settlement agreement addressing issues stemming from an investigation into power outage reporting in Minnesota. For more information see the press release attached as exhibit 99.01.

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Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99.01	Press Release dated Sept. 24, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Norther States Power Company (a Minnesota Corporation)

/S/ RICHARD C. KELLY Richard C. Kelly Vice President and Chief Financial Officer

September 24, 2003

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